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                         AMERICAN PAD & PAPER COMPANY

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


I.  PURPOSE.

     The purpose of American Pad & Paper Company Non-Employee Director Stock Option Plan (the "Plan") is to promote the interests of American Pad & Paper Company, a Delaware corporation (the "Company") by providing an inducement to obtain and retain the services of qualified persons as members of the Company's Board of Directors (the "Board") and to align more closely the interests of such persons with the interests of the Company's stockholders by providing a significant portion of the compensation provided to such persons in the form of equity securities of the Company. The definitions for certain capitalized terms used herein are set forth in Section V of this Plan.


II.  ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have full power to construe and interpret the Plan and Options granted hereunder, to establish and amend rules for its administration and to correct any defect or omission and to reconcile any inconsistency in the Plan or in any Option granted hereunder to the extent the Committee deems desirable to carry the Plan or any Option granted hereunder into effect. Any decisions of the Committee in the administration of the Plan shall be final and conclusive. The Committee may authorize any one or more of its members, the secretary of the Committee or any officer of the Company to execute and deliver documents on behalf of the Committee. Each member of the Committee, and, to the extent provided by the Committee, any other person to whom duties or powers shall be delegated in connection with the Plan, shall incur no liability with respect to any action taken or omitted to be take in connection with the Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.


III.  ELIGIBILITY.

     Each Non-Employee Director shall be eligible to participate in the Plan.


IV.  LIMITATION ON AGGREGATE SHARES.

     A. Maximum Number of Shares. The aggregate maximum number of Shares that may be issued upon exercise of Options granted pursuant to the Plan shall be 350,000 shares. Such maximum number of Shares is subject to adjustment under the provisions of Section IV.B. The Shares issued upon exercise of Options may be authorized but unissued Shares or Shares previously issued which have been reacquired by the Company. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the Shares subject to such Option but not purchased thereunder shall be available for future Options to be granted under the Plan.


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     B.  Adjustment.  The maximum number of Shares referred to in Section IV.A of the Plan, the number of Options granted pursuant to Section VI of the Plan and the option price and the number of Shares which may be purchased under any outstanding Option granted under Section VI of the Plan shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares as the result of (i) the declaration and payment of a dividend payable in Common Stock, or the division of the Common Stock outstanding at the date hereof (or the date of the grant of any such outstanding Option, as applicable) into a greater number of Shares without the receipt of consideration therefor by the Company, or any other increase in the number of such Shares of the Company outstanding at the date hereof (or the date of the grant of any such outstanding Option, as applicable) which is effective without the receipt of consideration therefor by the Company (exclusive of any Shares granted by the Company to employees of the Company or any of its Subsidiaries without receipt of separate consideration by the Company), or (ii) the consolidation of the Shares outstanding at the date hereof (or the date of the grant of any such outstanding Option, as applicable) into a smaller number of Shares without the payment of consideration thereof by the Company, or any other decrease in the number of such Shares outstanding at the date hereof (or the date of the grant of any such outstanding Option, as applicable) effected without the payment of consideration by the Company; provided, however, that the total option price for all Shares which may be purchased upon the exercise of any Option granted pursuant to the Plan (computed by multiplying the number of Shares originally purchasable thereunder, reduced by the number of such Shares which have theretofore been purchased thereunder, by the original option price per share before any of the adjustments herein provided for) shall not be changed.

     In the event of a change in the Common Stock as presently constituted which is limited to a change of the Company's authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of this Plan and no adjustment will be required pursuant to this Section IV.B.

     The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section IV.B, a Non-Employee Director shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


V.  DEFINITIONS.

     The following terms shall have the meanings set forth below when used herein:

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board, any successor committee of the Board performing similar functions or, in the absence of such a committee, the Board.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Company.


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     "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Non-Employee Director unable or incompetent to carry out his or her duties as a member of the Board and which is expected to be permanent or for an indefinite duration.

     "Effective Date" shall mean the date upon which the following conditions are satisfied: (i) this Plan is adopted by the stockholders of the Company and
(ii) the Company's Registration Statement on Form S-1 relating to the initial public offering of its Common Stock is declared effective by the Securities and Exchange Commission.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of any Share means, as of any applicable date, the mean between the high and low prices of the Shares as reported on the New York Stock Exchange-Composite Tape, or if no such reported sale of the Shares shall have occurred on such date, on the next succeeding date on which there was such a reported sale.

     "Initial Election Date" means, for each Non-Employee Director, the later to occur of (i) the date the Plan is approved and adopted by the Company's stockholders pursuant to Section XIII of the Plan, and (ii) the date of such member's initial election or appointment to the Board.

     "Non-Employee Director" means each member of the Board who is not an officer or employee of the Company or any of its Subsidiaries.

     "Option" means an option to purchase shares of Common Stock.

     "Shares" means shares of Common Stock.

     "Subsidiary" means any partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity, a majority of the partnership or other similar equity ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, the Company or a Subsidiary shall be deemed to have a majority ownership interest in a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity if the Company or such Subsidiary shall be allocated a majority of partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity gains or losses or shall be or control the managing director, the trustee, the manager or the general partner of such


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partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity.


VI.  FORMULA STOCK OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

     A. Annual Grant of Options. Each Non-Employee Director serving on the Board of Directors on the Effective Date shall automatically be granted Options to purchase 2,000 Shares beginning on the fourth anniversary of the Effective Date and continuing on each subsequent anniversary thereof. Each Non-Employee Director that was elected or appointed to the Board after the Effective Date shall automatically be granted Options to purchase 2,000 Shares beginning on the fourth anniversary of such Non-Employee Director's election or appointment to the Board and continuing on each subsequent anniversary thereof.

     B. Grant for Newly Appointed Directors. All Non-Employee Directors serving on the Board on the Effective Date shall automatically be granted, as of such date, Options to purchase 25,000 Shares. Any Non-Employee Director that is initially elected or appointed to the Board after the Effective Date shall automatically be granted, on the date he or she joins the Board, Options to purchase 25,000 Shares.

     C. Option Exercise Price. The exercise price per Share for each Option shall be 100% of the Fair Market Value of a Share on the date of grant, subject to Section IV.B.

     D. Term of Options. Each Option shall be exercisable for ten years after the date of grant, subject to Section VI.F.

     E.  Conditions and Limitations on Exercise.

          (i) Vesting. Each Option granted pursuant to Section VI.A shall vest in three equal installments on the first, second and third anniversaries of the date of grant. Each Option granted pursuant to Section VI.B shall vest in three installments, with 50% of the Shares vesting on the first anniversary of the date of grant and 25% of the Shares vesting on each of the second and third anniversaries of the date of grant. Upon the termination of a Non-Employee Director's tenure for any reason (including termination due to death or Disability), other than such Non-Employee Director's voluntary registration from the Board, the unvested portions of any outstanding Options held by such Non-Employee Director shall become fully vested.

          (ii) Exercise. Each Option shall be exercisable in one or more installments and shall not be exercisable for less than 100 Shares, unless the exercise represents the entire remaining exercisable balance of a grant or grants. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of Shares subject to the Option. The option price of any Shares as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election


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     of the Non-Employee Director, be made in any one or any combination of the following forms:

               (a) check or wire transfer of funds in such form as may be satisfactory to the Committee;

               (b) delivery of Shares valued at their Fair Market Value on the date of exercise or, if the date of exercise is not a business day, the next succeeding business day;

               (c) through simultaneous sale through a broker of unrestricted Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board; or

               (d) by authorizing the Company in his or her written notice of exercise to withhold from issuance a number of Shares issuable upon exercise of such Option which, when multiplied by the Fair Market Value of the Common Stock on the date of exercise (or, if the date of exercise is not a business day, the next succeeding business day), is equal to the aggregate exercise price payable with respect to the Option so exercised.

     In the event a Non-Employee Director elects to pay the exercise price payable with respect to an Option pursuant to clause (b) above, (i) only a whole number of Share(s) (and not fractional Shares) may be tendered in payment, (ii) such Non-Employee Director must present evidence acceptable to the Company that he or she has owned any such Shares tendered in payment of the exercise price (and that such Shares tendered have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (iii) the certificate(s) for all such Shares tendered in payment of the exercise price must be accompanied by duly executed instruments of transfer in a form acceptable to the Company. When payment of the Option exercise price is made by the tender of Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the Share(s) tendered in payment (plus any applicable taxes) shall be paid by check or wire transfer of funds. No Non-Employee Director may tender Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised.

     In the event a Non-Employee Director elects to pay the exercise price payable with respect to an Option pursuant to clause (d) above, (i) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and
(ii) such Non-Employee Director must present evidence acceptable to the Company that he or she has owned a number of Shares at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the Option exercise price is made by the withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid by check or wire transfer of funds. No Non-Employee Director may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate


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exercise price payable with respect to the Option being exercised. Any withheld
Shares shall no longer be issuable under such Option.


     F.  Additional Provisions.

          (i) Expiration of Options Upon Termination of Directorship. Upon the termination of a Non-Employee Director's tenure for any reason (including termination due to death or Disability), each outstanding vested and previously unexercised Option (after giving effect to any vesting of the Option upon such termination pursuant to Section VI. E hereof) shall expire two years after the date of such termination. In no event shall the provisions of this Section VI.F operate to extend the original expiration date of any Option.

          (ii) Sale of the Company. In the event of a merger of the Company with or into another corporation constituting a change of control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities (a "Sale of the Company"), the Options may be assumed by the successor corporation or a parent of such successor corporation or substantially equivalent options may be substituted by the successor corporation or a parent of such successor corporation, and if the successor corporation does not assume the Options or substitute options, then all outstanding and unvested Options shall become immediately exercisable and all outstanding Options shall terminate if not exercised as of the date of the Sale of the Company (or other prescribed period of time). The Company shall provide at least 30 days prior written notice of the Sale of the Company to the holders of all outstanding Options, which notice shall state whether (a) the Options will be assumed by the successor corporation or substantially equivalent options will be substituted by the successor corporation, or (b) the Options are thereafter vested and exercisable and will terminate if not exercised as of the date of the Sale of the Company (or other prescribed period of time).

          (iii) Liquidation or Dissolution. In the event of the liquidation or dissolution of the Company, Options shall terminate immediately prior to the liquidation or dissolution.

     G. Non-Qualified Stock Options. All Options granted under the Plan shall be non-qualified options not entitled to special tax treatment under Code
Section 422, as may be amended from time to time.


VII.  MISCELLANEOUS PROVISIONS.

     A. Rights of Non-Employee Directors. No Non-Employee Director shall be entitled under the Plan to voting rights, dividends or other rights of a stockholder prior to the issuance of the Common Stock. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.


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     B.  Limitations on Transfer and Exercise.  All Options granted under the
Plan shall not be transferable by the Non-Employee Director, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by (S)1 et seq, of the Code, Title I of ERISA or the rules and regulations thereunder, and shall be exercisable during the Non-Employee Director's lifetime only by such Non-Employee Director or by such Non-Employee Director's guardian or other legal representative.

     C. Compliance with Laws. No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements. Each Option granted pursuant to Section VI shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issuance or purchase of Shares thereunder, no Option may be exercised or paid in shares of Common Stock, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holder of such Option will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. The Committee may at any time impose any limitations upon the exercise of an Option or the sale of the Common Stock issued upon exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder. The Committee may at any time impose additional limitations, or may amend or delete the existing limitations, upon the exercise of Options by the tender or withholding of Shares in accordance with Section VI.E (including an amendment or deletion of the related ownership period for Shares specified in such Section), if such additional, amended or deleted limitations are necessary, desirable or no longer required (as the case may be) to remain in compliance with applicable accounting pronouncements relating to the treatment of the plan as a fixed plan for accounting purposes.

     D. Payment of Withholding Tax. Whenever Shares are to be issued upon exercise of Options issued pursuant to Section VI of the Plan, the Company shall be entitled to require as a condition of delivery (i) that the participant remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related thereto, (ii) the withholding of Shares due to the participant under the Plan with a Fair Market Value equal to such amount, or
(iii) any combination of the foregoing.

     E. Expenses. The expenses of the Plan shall be borne by the Company and its Subsidiaries.

     F. Deemed Acceptance, Ratification and Consent. By accepting any shares of Common Stock hereunder or other benefit under the Plan, each Non-Employee Director and each person claiming under or through him or her shall be conclusively deemed to have indicated his


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or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     G. Securities Act Registration. The Company shall use its best efforts to cause to be filed under the Securities Act of 1933, as amended, a registration statement covering the Shares issuable upon exercise of Options granted under the Plan.

     H. Governing Law. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     I. Headings; Construction. Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.


VIII.  AMENDMENT.

     The Plan may be amended at any time and from time to time by resolution of the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without stockholder approval if such stockholder approval is required by law, rule or regulation; and provided further, that to the extent required by Rule 16b-3 under Section 16 of the Exchange Act, Plan provisions shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code, ERISA or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Options theretofore granted under the Plan without such participant's written consent, except for any modifications required to maintain compliance with any federal or state statute or regulation.


IX.  TERMINATION.

     The Plan shall terminate upon the earlier of the following dates or events to occur :

          (i) upon the adoption of a resolution of the Board terminating the Plan; and

          (ii) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Article X.

     Except as specifically provided herein, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her consent with respect to any Options theretofore granted under the Plan.


X.  STOCKHOLDER APPROVAL AND ADOPTION.

     The Plan is dated June 22, 1996, which is the date upon which the Board adopted the Plan. The Plan shall be submitted to the stockholders of the Company for their approval. The


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stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted by vote taken in the manner required by the laws of the State of Delaware.


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